UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33480 (Commission File Number)	33-0968580 (IRS Employer Identification No.)

3020 Old Ranch Parkway, Suite 400 Seal Beach, California	90740
(Address of Principal Executive Offices)	Zip Code

(562) 493-2804

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                           Regulation FD Disclosure.

Statement about the Accounting Impact of our Series I Warrants and Amortization Expense on the Fourth Quarter of 2009.

Beginning January 1, 2009, under the relevant accounting guidance, the Company has accounted for its Series I warrants as a derivative, which requires the Company to mark-to-market the Series I warrants at the end of each reporting period. The Company uses a Monte Carlo simulation model to value the Series I warrants, which requires the Company to make estimates regarding risk-free interest rates, the volatility of its stock price, and its anticipated dividend yield, among others.  During the fourth quarter of 2009, the Company anticipates that it will record a gain of approximately $442,000 related to valuing the Series I warrants.  For more information about the accounting treatment of our Series I warrants, refer to the notes 19 and 20 of our condensed consolidated financial statements contained in our Form 10-Q for the quarter ended September 30, 2009.

Also for the fourth quarter of 2009, the Company anticipates recording approximately $500,000 of amortization expense related to the intangible assets the Company acquired in connection with its acquisition of BAF Technologies, Inc. (“BAF”) on October 1, 2009.

Special Note Regarding Forward-Looking Statements

Certain statements in this current report on Form 8-K constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including the statements regarding the Company’s anticipated gain for the fourth quarter of 2009 related to the valuation of the Series I warrants and the anticipated amortization expense related to the BAF intangible assets. Forward-looking statements are based upon current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in Part I, Item 1A of our Form 10-K for the year ended December 31, 2008 and Part II, Item 1A of our Form 10-Q for the quarterly period ended September 30, 2009.  These forward-looking statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2010		Clean Energy Fuels Corp.

	By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer